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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  November 21, 2002



                              MYRIAD GENETICS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                    0-26642                        87-0494517
------------------         ----------------           ----------------------
 (State or other             (Commission                  (IRS Employer
 jurisdiction of             File Number)               Identification No.)
 incorporation)



                                 320 Wakara Way
                           Salt Lake City, Utah 84108
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (801) 584-3600



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On November 21, 2002, the Company issued a press release announcing that it will receive $57.3 million from an underwritten offering of 3,000,000 shares of its common stock pursuant to its outstanding shelf registration statement on Form S-3 (Registration No. 333-73124) initially filed with the Commission on November 9, 2001, and the pre-effective Amendment No. 1 thereto filed with the Commission on November 14, 2001. Morgan Stanley & Co. Incorporated served as the sole underwriter of the offering. The information contained in the press release dated November 21, 2002 is incorporated herein by reference and filed as Exhibit 99.1 hereto.

         The Company filed with the Commission on November 22, 2002, a prospectus supplement relating to the issuance and sale of the 3,000,000 shares of the Company's common stock to Morgan Stanley & Co. Incorporated. In connection with the filing of the prospectus supplement with the Commission, the Company is filing the underwriting agreement relating thereto as Exhibit 1.1 hereto and the legal opinion of the Company's counsel, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the validity of the common stock as
Exhibit 5.1 hereto.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         1.1      Underwriting Agreement dated November 21, 2002.

         5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being registered.

         23.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

         99.1     The Registrant's Press Release dated November 21, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Myriad Genetics, Inc.
                                   (Registrant)

Date: November 26, 2002            By: /s/ Jay M. Moyes
                                       ----------------------------------------
                                       Jay M. Moyes
                                       Vice President of Finance, Chief
                                       Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

1.1      Underwriting Agreement dated November 21, 2002.

5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. regarding the legality of the securities being registered.

23.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

99.1     The Registrant's Press Release dated November 21, 2002.